EXHIBIT 13(b)(i)

12/31/95
GENERATIONS

HYPOTHETICAL STANDARDIZED AVERAGE ANNUAL TOTAL
   RETURNS (AATR) AND NON-STANDARDIZED TOTAL RETURNS
                                                             PERIOD ENDED 12/31/95
                                                  ======================================
Fees based on ave $40,000 account
USING HISTORICAL PORTFOLIO RETURNS
                                                                             SINCE
                                                   1 YEAR      5 YEAR     INCEPTION
======================================================================================
EMERGING GROWTH   # 81                                                      07/03/95

NUMBER OF DAYS IN PERIOD                              365         1826           181

INITIAL INVESTMENT                              $1,000.00    $1,000.00     $1,000.00
BEG OF PERIOD UV                                      N/A          N/A     $5.000000
# OF UNITS PURCHASED                                  N/A          N/A    200.000000
END OF PERIOD UV                                $5.814750    $5.814750     $5.814750
END OF PERIOD VALUE (without surrender
 charges or fees)                                   $0.00        $0.00     $1,162.95

SURRENDER CHARGE PERCENTAGE                           6.0%         4.0%          6.0%
FREE 10% WITHDRAWAL                                 $0.00      $100.00       $100.00
LESS SURRENDER CHARGES                             $60.00       $36.00        $54.00
LESS ANNUAL FEE ($)                                 $0.00        $0.00         $0.87
REDEEMABLE VALUE (after surrender
 charges and fees)                                    N/A          N/A     $1,108.08

HYPOTHETICAL STANDARDIZED AATR                        N/A          N/A         23.01%
HYPOTHETICAL NON-STANDARDIZED TOTAL RETURN            N/A          N/A         35.61%
   (without surrender charges or fees)
 -------------------------------------------------------------------------------------

ENTERPRISE  # 83                                                            04/07/86

NUMBER OF DAYS IN PERIOD                              365         1826          3555
INITIAL INVESTMENT                              $1,000.00    $1,000.00     $1,000.00
BEG OF PERIOD UV                                $8.049789    $5.515872     $5.000000
# OF UNITS PURCHASED                           124.226859   181.294997    200.000000
END OF PERIOD UV                               $10.874038   $10.874038    $10.874038
END OF PERIOD VALUE (without surrender
 charges or fees)                               $1,350.85    $1,971.41     $2,174.81

SURRENDER CHARGE PERCENTAGE                           6.0%         4.0%          0.0%
FREE 10% WITHDRAWAL                                 $0.00      $100.00       $100.00
LESS SURRENDER CHARGES                             $60.00       $36.00         $0.00
LESS ANNUAL FEE ($)                                 $1.01        $5.80        $10.49
REDEEMABLE VALUE (after surrender
 charges and fees)                              $1,289.83    $1,929.61     $2,164.32

HYPOTHETICAL STANDARDIZED AATR                      28.98%       14.05%         8.26%
HYPOTHETICAL NON-STANDARDIZED TOTAL RETURN          35.08%       14.54%         8.31%
   (without surrender charges or fees)
 -------------------------------------------------------------------------------------

DOMESTIC INCOME  # 80                                                       11/04/87

NUMBER OF DAYS IN PERIOD                              365         1826          2979
INITIAL INVESTMENT                              $1,000.00    $1,000.00     $1,000.00
BEG OF PERIOD UV                                $7.040402    $4.906254     $5.000000
# OF UNITS PURCHASED                           142.037344   203.821490    200.000000
END OF PERIOD UV                                $8.426274    $8.426274     $8.426274
END OF PERIOD VALUE (without surrender
 charges or fees)                               $1,196.85    $1,717.46     $1,685.25

SURRENDER CHARGE PERCENTAGE                           6.0%         4.0%          0.0%
FREE 10% WITHDRAWAL                                 $0.00      $100.00       $100.00
LESS SURRENDER CHARGES                             $60.00       $36.00         $0.00
LESS ANNUAL FEE ($)                                 $0.90        $5.40         $9.34
REDEEMABLE VALUE (after surrender
 charges and fees)                              $1,135.95    $1,676.06     $1,675.91

HYPOTHETICAL STANDARDIZED AATR                      13.59%       10.88%         6.54%
HYPOTHETICAL NON-STANDARDIZED TOTAL RETURN          19.68%       11.43%         6.61%
   (without surrender charges or fees)
 -------------------------------------------------------------------------------------

12/31/95
GENERATIONS

HYPOTHETICAL STANDARDIZED AVERAGE ANNUAL TOTAL
   RETURNS (AATR) AND NON-STANDARDIZED TOTAL RETURNS

                                                             PERIOD ENDED 12/31/95
                                                  ======================================
Fees based on ave $40,000 account
USING HISTORICAL PORTFOLIO RETURNS

                                                                             SINCE
                                                   1 YEAR      5 YEAR     INCEPTION
======================================================================================

GOVERNMENT   # 86                                                           04/07/86

NUMBER OF DAYS IN PERIOD                              365         1826          3555
INITIAL INVESTMENT                              $1,000.00    $1,000.00     $1,000.00
BEG OF PERIOD UV                                $7.550318    $6.316295     $5.000000
# OF UNITS PURCHASED                           132.444753   158.320661    200.000000
END OF PERIOD UV                                $8.723718    $8.723718     $8.723718
END OF PERIOD VALUE (without surrender
 charges or fees)                               $1,155.41    $1,381.14     $1,744.74

SURRENDER CHARGE PERCENTAGE                           6.0%         4.0%          0.0%
FREE 10% WITHDRAWAL                                 $0.00      $100.00       $100.00
LESS SURRENDER CHARGES                             $60.00       $36.00         $0.00
LESS ANNUAL FEE ($)                                 $0.87        $4.64        $10.07
REDEEMABLE VALUE (after surrender
 charges and fees)                              $1,094.54    $1,340.50     $1,734.68

HYPOTHETICAL STANDARDIZED AATR                       9.45%        6.04%         5.82%
HYPOTHETICAL NON-STANDARDIZED TOTAL RETURN          15.54%        6.67%         5.89%
   (without surrender charges or fees)
 -------------------------------------------------------------------------------------

MONEY MARKET   # 92                                                         04/07/86

NUMBER OF DAYS IN PERIOD                              365         1826          3555
INITIAL INVESTMENT                              $1,000.00    $1,000.00     $1,000.00
BEG OF PERIOD UV                                $7.218682    $6.567944     $5.000000
# OF UNITS PURCHASED                           138.529443   152.254648    200.000000
END OF PERIOD UV                                $7.507298    $7.507298     $7.507298
END OF PERIOD VALUE (without surrender
 charges or fees)                               $1,039.98    $1,143.02     $1,501.46

SURRENDER CHARGE PERCENTAGE                           6.0%         4.0%          0.0%
FREE 10% WITHDRAWAL                                 $0.00      $100.00       $100.00
LESS SURRENDER CHARGES                             $60.00       $36.00         $0.00
LESS ANNUAL FEE ($)                                 $0.78        $4.06         $9.78
REDEEMABLE VALUE (after surrender
 charges and fees)                                $979.20    $1,102.96     $1,491.68

HYPOTHETICAL STANDARDIZED AATR                      -2.08%        1.98%         4.19%
HYPOTHETICAL NON-STANDARDIZED TOTAL RETURN           4.00%        2.71%         4.26%
   (without surrender charges or fees)
--------------------------------------------------------------------------------------